DEBT Debt (Notes)	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
20. DEBT

(in thousands of $)	2013	2012
Total long-term debt due to third parties	889,471	704,519
Less: current portion of long-term debt due to third parties	(156,363)	(64,822)
Total long-term debt due to third parties	733,108	639,697
Total long-term debt due to related parties	—	34,953
Long-term debt	733,108	674,650

Our outstanding debt as of December 31, 2013 is repayable as follows:

Year Ending December 31, (in thousands of $)
2014	156,363
2015	99,782
2016	62,550
2017	276,651
2018	230,942
2019 and thereafter	63,183
Total	889,471

Excluding the high-yield bonds, our debt is denominated in U.S. dollars and bears interest at fixed or floating rates at a weighted average interest rate for the years ended December 31, 2013 and 2012 of 3.37% and 3.93%, respectively.

At December 31, 2013, the maturity dates for our debt were as follows:

(in thousands of $)	2013	2012	Maturity date
Mazo facility	—	13,521	2013
Golar Maria facility	84,525	—	2014
High-yield bonds	214,100	233,804	2017
Golar LNG Partners credit facility	160,500	247,500	2018
Golar Partners Operating credit facility	215,000	—	2018
Golar Freeze facility	74,646	89,647	2015/2018*
NR Satu facility	140,700	155,000	2019
	889,471	739,472
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*The Commercial Loan facility tranche matures in 2015 and the Exportfinans Loan facility tranche matures in 2018.

Mazo Facility

In November 1997, Osprey, Golar’s predecessor, entered into a secured loan facility of $214.5 million in respect of the vessel, the Golar Mazo. The Mazo facility matured in June 2013 and the corresponding restricted cash balances were released to cash.

Golar Maria Facility

The Golar Maria facility is secured against the Golar Maria and was assumed by us upon the acquisition of the company that owns and operates the vessel from Golar in February 2013. The amount originally drawn down under the facility was $120 million, but the balance outstanding under the facility at the date of acquisition was $89.5 million. The Golar Maria facility bears interest at LIBOR plus a 0.95% margin and is repayable in quarterly installments with a final balloon payment of $80.8 million due in December 2014. As of December 31, 2013, we had $84.5 million of borrowings outstanding under the Golar Maria facility and thus, is presented under current debt. We expect to refinance this facility ahead of its expiration.

High-yield Bonds

In October 2012, we completed the issuance of NOK 1,300 million senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds at the time of issuance is equivalent to approximately $227 million. The bonds bear interest at three months NIBOR plus a margin of 5.20% payable quarterly. All interest and principal payments on the bonds were swapped into U.S. dollars including fixing interest payments at 6.485%. The net proceeds from the bonds were used primarily to repay the $222.3 million 6.75% loan due October 2014 from Golar that was utilized to purchase the Golar Freeze (Golar LNG Vendor Financing Loan - Golar Freeze). The bonds were listed on the Oslo Bors ASA in December 2012. As of December 31, 2013, the U.S. dollar equivalent of the principal amount is $214.1 million.

Golar LNG Partners Credit Facility

In September 2008, we refinanced existing loan facilities in respect of two of our vessels, the Methane Princess and the Golar Spirit, and entered into a new $285 million revolving credit facility with a banking consortium. The loan is secured against the Golar Spirit and the assignment to the lending banks of a mortgage given to us by the lessors of the Methane Princess, with a second priority charge over the Golar Mazo.

The revolving credit facility accrues floating interest at a rate per annum equal to LIBOR plus a margin of 1.15%. The initial draw down amounted to $250 million in November 2008. The total amount outstanding at the time of refinancing, in respect of the two vessels’ facilities was $202.3 million. As of December 31, 2013, the revolving credit facility provided for available borrowings of up to $225.5 million, of which $160.5 million was outstanding. The revolving credit facility is a reducing facility which decreases by $2.5 million per quarter from June 30, 2009 through December 31, 2012 and by $5.5 million per quarter from March 31, 2013 through December 31, 2017. As of December 31, 2013, we had an undrawn balance of $65 million available to us under this revolving credit facility. The loan has a term of ten years and is repayable in quarterly installments commencing in May 2009 with a final balloon payment of $137.5 million due in March 2018, its maturity date.

Golar Partners Operating Credit Facility

In June 2013, we refinanced existing lease financing arrangements in respect of two vessels, the Golar Winter and the Golar Grand, and entered into a new five year, $275 million loan facility with a banking consortium. The loan facility is split into two tranches, a $225 million term loan facility and a $50 million revolving credit facility which matures in June 2018. As of December 31, 2013, we had an undrawn balance of $50 million available to us under this revolving credit facility. The loan facility is secured against the Golar Winter and the Golar Grand and is repayable in quarterly installments with a final balloon payment of $130 million payable in July 2018. The loan facility and the revolving credit facility bear interest at LIBOR plus a margin of 3% together with a commitment fee of 1.2% on any undrawn portion of the facility. As of December 31, 2013, we had $215.0 million of borrowings outstanding under the Golar Partners Operating credit facility.

Golar Freeze Facility

We assumed the Golar Freeze facility pursuant to the purchase of the Golar Freeze from Golar, in October 2011. The amount originally drawn down under the facility in June 2010 was $125 million. The amount outstanding under the facility at the time we assumed the debt was approximately $108.0 million.  As of December 31, 2013, there was approximately $74.6 million of borrowings outstanding under the Golar Freeze facility. The Golar Freeze facility is secured against the Golar Freeze. The facility is with a syndicate of banks and financial institutions and bears interest at LIBOR plus a margin of 3%. The facility is split into two tranches, the Commercial Loan facility and the Exportfinans Loan facility. Repayments under the Commercial Loan facility tranche are due quarterly based on an annuity profile with a final balloon payment of $34.8 million payable in May 2015. The Exportfinans Loan facility tranche is for $50 million with a term of eight years and repayable in equal quarterly installments with the final payment due in June 2018. The Golar Freeze facility requires certain balances to be held on deposit during the period of the loan (see note 16).

NR Satu Facility

In December 2012, PTGI, the company that owns and operates the FSRU, NR Satu, entered into a seven year secured loan facility. The total facility amount is $175 million and is split into two tranches, a $155 million term loan facility and a $20 million revolving facility. The facility is with a syndicate of banks and bears interest at LIBOR plus a margin of 3.5% together with a commitment fee of 1.4% on any undrawn portion of the facility. PTGI drew down $155 million on the term loan facility in December 2012. The loan is payable on a quarterly basis with a final balloon payment of $52.5 million payable in March 2020. The NR Satu facility requires certain balances to be held on deposit during the period of the loan (see note 16).

As of December 31, 2013, the margins we pay under our loan agreements are above LIBOR at a fixed or floating rate ranging from 0.95% to 3.50%. The margin related to our high-yield bond is 5.20% above NIBOR.

Debt and lease restrictions

Our loan debt is collateralized by ship mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary. The existing financing agreements impose operating and financing restrictions which may limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the lenders. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements. Our various debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include equity ratio covenants, working capital ratios, net debt to EBITDA ratios and minimum free cash restrictions. With regards to cash restrictions, we have covenanted to retain at least $25 million of cash and cash equivalents on a consolidated group basis. In addition, there are cross default provisions in most of our and Golar's loan and lease agreements.

In April 2013, we received waivers relating to the requirement under the Golar LNG Partners credit facility and the Golar Freeze facility relating to change of control over the Partnership. Following the grant of such waivers, in order to permanently resolve this issue, the loan facilities affected by the loss of control which contained the change of control provisions were amended in June 2013. We are now in compliance with all covenants.